Exhibit 99.8

                                                                  EXECUTION COPY

                       RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October 2002, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Bank"), and SUNTRUST MORTGAGE, INC., a Virginia corporation (the "Servicer") having an office at 1001 Semmes Avenue, Richmond, Virginia 23224, recites and provides as follows:

                                    RECITALS

      WHEREAS, Centre Capital Group, Inc. ("CCGI") acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

      WHEREAS, such mortgage loans are currently being serviced by the Servicer for CCGI pursuant to a Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans (the "Master Servicing Agreement"), dated as of May 2000 and annexed as Exhibit B hereto, by and between CCGI, as owner, and the Servicer, as servicer.

      WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase Agreement"), and annexed as Exhibit C hereto, the Bank has purchased or received from CCGI all of CCGI's right, title and interest in and to certain of the mortgage loans currently serviced under the Master Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Servicer and the obligations of CCGI as owner under such Agreement.

      WHEREAS, the Bank has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the "Trustee"), pursuant to a trust agreement dated as of October 1, 2002 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Bank desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Bank (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause in accordance with Section 9.02 of the Master Servicing Agreement and to the other conditions set forth herein.

      WHEREAS, the Bank and the Servicer agree that the provisions of the Master Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement (as such term is defined in the Master Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Bank and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Master Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Master Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-22H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Bank, as owner, under the Master Servicing Agreement to enforce the obligations of the Servicer under the Master Servicing Agreement and the term "Owner" as used in the Master Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 9.01 of the Master Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the Master Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

      5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

           Aurora Loan Services Inc.
           2530 South Parker Road
           Suite 601
           Aurora, Colorado  80014
           Attention:  E. Todd Whittemore, Master Servicing, SASCO/ALS 2002-22H
           Telephone:  (303) 632-3000
           Telecopier:  (303) 632-3001

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

           JPMorgan Chase Bank
           New York, New York
           ABA#: 021-000-021
           Account Name: Aurora Loan Services Inc., Master Servicing Payment
                         Clearing Account
           Account No.:  066-611059
           Beneficiary:  Aurora Loan Services Inc.
           For further credit to:  SASCO/ALS 2002-22H

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

           Citibank, N.A.
           111 Wall Street
           14th Floor, Zone 3
           New York, New York 10005
           Attention:  Structured Finance-SASCO 2002-22H
           Telephone: 212-657-7781
           Facsimile: 212-657-4009

      All notices required to be delivered to the Bank hereunder shall be delivered to the Bank at the following address:

           Lehman Brothers Bank, FSB
           745 7th Avenue, 8th Floor
           New York, New York  10019
           Attention:  Gary Taylor
           Telephone:  (212) 526-7527
           Facsimile: (212) 526-0323

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement, to the attention of Investor Services Manager; Telephone:
804-291-0262; Telecopier: 804-291-0950.

      6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

      8. Reconstitution. The Bank and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the Master Servicing Agreement.

      Executed as of the day and year first above written.

                                     LEHMAN BROTHERS BANK, FSB,
                                       as Owner


                                  By:
                                     -----------------------------------------
                                     Name:  Gary Taylor
                                     Title: Vice President


                                     SUNTRUST MORTGAGE, INC.,
                                       as Servicer


                                  By:
                                     -----------------------------------------
                                     Name:  Kathy Pedon
                                     Title: Senior Vice President

Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:
   --------------------------------------------------
     Name:   E. Todd Whittemore
     Title:  Executive Vice President

CITIBANK, N.A.,
     as Trustee

By:
   --------------------------------------------------
     Name:   Karen Schluter
     Title:  Assistant Vice President

                                   EXHIBIT A

                Modifications to the Master Servicing Agreement

1. Unless otherwise specified herein, any provisions of the Master Servicing Agreement, including definitions, relating to (i) representations and warranties of the Owner and (ii) Whole-Loan Transfers, Pass-Through Transfers, Acknowledgement Agreements, Closing Dates, Cut-off Dates and First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Master Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

            "Custodial Agreement" means the Trust Agreement.

3. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

            "Custodian" means Wells Fargo Bank Minnesota, N.A. ---------

4. The definition of "Due Period" in Article I is hereby amended in its entirety to read as follows:

            "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

5. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

            "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                  (ii) federal funds, or demand and time deposits in,
            certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                  (iii) repurchase agreements collateralized by Direct
            Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                  (v) commercial paper (including both non-interest-bearing
            discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                  (vi) a Qualified GIC;

                  (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                  (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
            (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

6. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac":

            "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

7. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

            "Monthly Advance" means, with respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan, and that
            (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.

8. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan": An individual servicing retained Mortgage Loan which has been assigned by CCGI to the Bank pursuant to the Master Mortgage Loan Purchase Agreement and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

9. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were acquired by the Bank pursuant to the Master Mortgage Loan Purchase Agreement, which Mortgage Loan Schedule is attached as Exhibit D to this Agreement.

10. The definition of "Opinion of Counsel" in Article I is hereby amended by replacing the period at the end of such definition with a semicolon and adding the following proviso:

            provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

11. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by inserting the words (i) "voluntary (not including discounted payoffs)" between the words "a" and "Principal" in the second line thereof, (ii) "or in part" between the words "full" and "during" in the second line thereof and (iii) "for Principal Prepayments in full only" at the end of the parenthetical appearing in the fourth ands fifth lines thereof.

12. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

            "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

13. The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

            "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                  (a) be an obligation of an insurance company or other
            corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                  (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                  (c) provide that if at any time the then current credit
            standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                  (d) provide that the Servicer's interest therein shall be
            transferable to any successor Servicer or the Master Servicer hereunder; and

                  (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

14. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

            "Servicing Fee": An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

15. The parties hereto acknowledge that Section 2.02 (Books and Records) shall be modified to indicate that the Servicer shall prepare and execute at the direction of the Bank any note endorsements in connection with transfer of the Mortgage Loans to the Trust Fund as the Owner of the Mortgage Loans and that the Bank shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

16. The parties hereto acknowledge that Section 2.03 (Commencement of Servicing Responsibilities) shall be inapplicable to this Agreement.

17. The parties hereto acknowledge that Section 2.04 (Custodial Agreement) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

18. The parties hereto acknowledge that Section 3.01 (Servicer to Service) is hereby amended by adding the following sentences to the end of the second paragraph of such Section:

            Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

19. The parties hereto acknowledge that references to the "Owner" in the second and third paragraphs of Section 3.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

20. The parties hereto acknowledge that the (i) reference to "[Servicer]" in the fourth line of the first paragraph of Section 3.04 shall be to "Suntrust Mortgage, Inc.", (ii) reference to "[Owner]" in the fourth line of the first paragraph of Section 3.04 shall be to the "SASCO 2002-22H Trust Fund" and (iii) reference to "Cut-off Date" in the second paragraph of Section 3.04 shall mean the "close of business on October 1, 2002."

21. Section 3.06 (Establishment of and Deposits to Escrow Account) is hereby amended by changing the words "[Servicer] in trust for [Owner]" appearing in the fourth line of the first paragraph thereof to "Suntrust Mortgage, Inc. in trust for the SASCO 2002-22H Trust Fund."

22. The parties acknowledge that Section 3.18 (Title, Management and Disposition of REO Property) is hereby amended by adding the following sentences at the end of such Section:

            Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing, which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five
            (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

23. Section 4.02 (Statements to Owner) is hereby amended in its entirety to read as follows:

            4.02  Statements to the Master Servicer

                  (a) Not later than the tenth calendar day of each month or, if such calendar day is not a Business Day, the immediately preceding Business Day, the Servicer shall furnish to the Master Servicer: (i) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed upon by the Servicer and Master Servicer) (collectively, the "Monthly Remittance Advice") as to the accompanying remittance and the period ending on the last calendar day of the preceding month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably accepted by the Master Servicer.

                  (b) Beginning with calendar year 2003, the Servicer shall
            prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2002 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

                  (c) The Monthly Remittance Advice shall also include on a
            current and cumulative basis the amount of any (i) claims filed,
            (ii) claim payments made, (iii) claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy or LPMI Policy.

24. Section 4.03 (Monthly Advances by Servicer) is hereby amended by adding the following new sentence immediately following the first sentence of such section:

                  Any amounts held for future distribution and so used to make
            Monthly Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

25. Section 5.01 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

                  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

26. Section 5.06 (Annual Independent Public Accountants' Servicing Report) is hereby amended and restated in its entirety to read as follows:

            Section 5.06 Annual Audit Report.

                  On or before the last day of February of each year, beginning with February 28, 2003, Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

27. A new Section 5.07 is hereby added to the Master Servicing Agreement to read as follows:

            Section 5.07 Annual Officer's Certificate.

                  On or before the last day of February of each year, beginning with February 28, 2003, the Servicer, at its own expense, will deliver to the Bank and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

28. The second, third and fourth paragraphs of Section 6.02 (Remedies for Breach of Representations and Warranties of the Servicer) are hereby restated to read as follows:

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 10.01.

                  In addition, the Servicer shall indemnify (from its own funds)
            the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer relating to or
            arising out of the Breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

29. The parties hereto acknowledge that Section 6.03 (Representations and Warranties of the Owner), Section 6.04 (Remedies for Breach of Representations and Warranties of Owner) Section 7.01 (Removal of Mortgage Loans from Inclusion Under the Agreement Upon a Pass-Through Transfer or a Whole Loan Transfer on One or More Reconstituted Dates) and Section 7.02 (Owner's Repurchase and Indemnification Obligation) are inapplicable to this Agreement.

30. Section 7.03 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                  The Servicer shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Bank, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                  The Trust Fund shall indemnify the Servicer and hold it
            harmless against
            any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                  In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

31. Section 8.02 is hereby amended by changing the word "Owner" to "Trustee" where it appears in the proviso to the third sentence thereof and the word "Owner" to "Trust Fund" in the fourth sentence of such Section.

32. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Servicer) is hereby amended in its entirety to read as follows:

                  The Servicer shall neither assign this Agreement or the
            servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

      References to "Owner" in the second and third paragraph of Section 8.03 shall refer to the "Master Servicer acting at the direction, or with the prior consent of, the Trustee".

33. Section 9.01 is hereby amended by changing the references to "Owner" in the third and fourth paragraph of such section to "Master Servicer."

34. Section 9.02 (Termination Without Cause) is hereby amended in its entirety to read as follows:

            Section 9.02 Termination Without Cause.

                  This Agreement shall terminate upon: (i) the later of (a) the distribution of
            the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or
            (ii) mutual consent of the Servicer, the Bank and the Master Servicer in writing or (iii) at the sole option of the Bank, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Servicer shall comply with the termination procedures set forth in Sections 10.01 and 10.03 hereof and the procedures set forth below, provided that, in the event the Bank terminates this Agreement without cause in accordance with subclause (iii) above, the Bank shall pay the Servicer a termination fee equal to 2.0% of the aggregate unpaid balance of the Mortgage Loans as of such termination date.

                  In connection with any such termination referred to in clause
            (ii) or (iii) above, the Bank will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                  Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Bank may at its election terminate this Agreement (a) with respect to such Delinquent Mortgage Loan or (b) REO Property, in each case, upon 15 days' written notice to the Servicer. In the event of such election, the Bank shall reimburse the Servicer for all unreimbursed out-of-pocket Servicing Advances and Monthly Advances on the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing, including, but not limited to, costs associated with the transfer of the related files to the Owner's designee.

35. Section 10.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.03, 9.01 or 9.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor servicer meeting the eligibility requirements of this Agreement set forth in Sections 8.01(i) and (ii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Bank, the Trustee and each Rating Agency (as such term is defined in the Trust

            Agreement). Unless the successor servicer is at that time a Servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to
            Section 6.01 and the remedies available to the Trustee under Sections 6.02 and 7.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
            Section 6.01 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.01 and 9.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver (i) within three (3) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and (ii) within 30 Business Days all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the
            Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of a termination of the Servicer for cause pursuant to Section 9.01 of the Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

36. The parties hereto acknowledge that Section 10.02 (Closing), Section 10.03 (Closing Documents), Section 10.07 (Notices) and Section 10.16 (Exhibits) are inapplicable to this Agreement.

37. A new Section 10.19 is hereby added to the Master Servicing Agreement to read as follows:

            Section 10.19 Intended Third Party Beneficiaries.

                  Notwithstanding any provision herein to the contrary, the
            parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                   EXHIBIT B

                           Master Servicing Agreement

                               [See Exhibit 99.16]

                                   EXHIBIT C

             Master Mortgage Loan Purchase and Warranties Agreement

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT D

                             Mortgage Loan Schedule

                            [INTENTIONALLY OMITTED]

                                  EXHIBIT E-1


                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                    FORMAT
----------                          -----------                                    ------
INVNUM            INVESTOR LOAN NUMBER                                          Number no decimals
SERVNUM           SERVICER LOAN NUMBER, REQUIRED                                Number no decimals
BEGSCHEDBAL       BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                   Number two decimals
                  BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN         SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED            Number two decimals
                  ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                  REQUIRED, .00 IF NO COLLECTIONS
CURT1             CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
CURT1DATE         CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
CURT1ADJ          CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE               Number two decimals
CURT2             CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
CURT2DATE         CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
CURT2ADJ          CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE               Number two decimals
LIQPRIN           PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE          Number two decimals
OTHPRIN           OTHER PRINCIPAL, .00 IF NOT APPLICABLE                        Number two decimals
PRINREMIT         TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE      Number two decimals
INTREMIT          NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                  Number two decimals
                  .00 IF NOT APPLICABLE
TOTREMIT          TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
ENDSCHEDBAL       ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED              Number two decimals
                  ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                  .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL         ENDING TRIAL BALANCE                                          Number two decimals
                  .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE        ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT             DD-MMM-YY
ACTCODE           60 IF PAIDOFF, BLANK IF NOT APPLICABLE                        Number no decimals
ACTDATE           ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                   DD-MMM-YY
INTRATE           INTEREST RATE, REQUIRED                                       Number seven decimals


                                     E-1-1

                                                                                Example .0700000 for 7.00%
SFRATE            SERVICE FEE RATE, REQUIRED                                    Number seven decimals
                                                                                Example .0025000 for .25%
PTRATE            PASS THRU RATE, REQUIRED                                      Number seven decimals
                                                                                Example .0675000 for 6.75%
PIPMT             P&I CONSTANT, REQUIRED                                        Number two decimals
                  .00 IF PAIDOFF



                                     E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

1.   Deal Identifier by Loan
2.   SBO Loan Number
3.   Loan Number
4.   Investor Loan Number
5.   Street Address
6.   City
7.   State
8.   Zip Code
9.   Original Loan Amount
10.  Origination Date
11.  First Payment Date
12.  Current Loan Amount
13.  Current Interest Rate
14.  Current P&I Payment Amount
15.  Scheduled Balance
16.  Scheduled Due Date
17.  Next Rate Adjustment Date
18.  Next Payment Adjustment Date
19.  Loan Term
20.  Loan Type
21.  Servicing Fee
22.  Product Type
23.  Property Type
24.  Ownership Code
25.  Actual Due Date
26.  Delinquency Status
27.  Reason for Default
28.  FC Flag
29.  Date Loan Reinstated
30.  FC Suspended Date
31.  Reason Suspended
32.  FC Start Date (referral date)
33.  Actual Notice of Intent Date
34.  Actual First Legal Date
35.  Date Bid Instructions Sent
36.  Date F/C Sale Scheduled
37.  Foreclosure Actual Sale Date
38.  Actual Redemption End Date
39.  Occupancy Status
40.  Occupancy Status Date
41.  Actual Eviction Start Date
42.  Actual Eviction Complete Date
43.  Loss Mit Workstation Status
44.  Loss Mit Flag
45.  Loss Mit Type
46.  Loss Mit Start Date
47.  Loss Mit Approval Date


                                     E-2-1

48.  Loss Mit Removal Date
49.  REO Flag
50.  Actual REO Start Date
51.  REO List Date
52.  REO List Price
53.  Date REO Offer Received
54.  Date REO Offer Accepted
55.  REO Scheduled Close Date
56.  REO Actual Closing Date
57.  REO Net Sales proceeds
58.  REO Sales Price
59.  Paid Off Code
60.  Paid in Full Date
61.  MI Certificate Number
62.  MI Cost
63.  Other Advance Expenses
64.  T&I Advances
65.  Interest Advances
66.  Liquidation Status
67.  BK Atty Fees & Costs
68.  FC Atty Fees & Costs
69.  Eviction Atty Fees & Costs
70.  Appraisal, BPO Costs
71.  Property Preservation Fees
72.  Actual  Claim Filed Date
73.  Actual Claim Amount Filed
74.  Claim Amount Paid
75.  Claim Funds Received Date
76.  Realized Gain or Loss
77.  BK Flag
78.  Bankruptcy Chapter
79.  Actual Bankruptcy Start Date
80.  Actual Payment Plan Start Date
81.  Actual Payment Plan End Date
82.  Date POC Filed
83.  Date Filed Relief/Dismissal
84.  Relief/Dismissal Hearing Date
85.  Date Relief/Dismissal Granted
86.  Post Petition Due Date
87.  Prepayment Flag
88.  Prepayment Waived
89.  Prepayment Premium Collected
90.  Partial Prepayment Amount Collected
91.  Prepayment Expiration Date
92.  Origination Value Date
93.  Origination Value Source
94.  Original Value Amount
95.  FC Valuation Amount
96.  FC Valuation Source
97.  FC Valuation Date
98.  REO Value Source


                                     E-2-2

99.  REO Value (As-is)
100. REO Repaired Value
101. REO Value Date
102. Investor/Security Billing Date Sent


                                     E-2-3